UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION
13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 19, 2004 (October 19, 2004)

ADVANCED MAGNETICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

Commission File No. 0-14732	04-2742593
(I.R.S. Employer Identification No.)

61 Mooney Street Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 497-2070

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

        On October 19, 2004, Advanced Magnetics, Inc. (the “Company”) announced that the Company had submitted a complete response to the approvable letter received from the U.S. Food and Drug Administration (the “FDA”) for Combidex® and that the submission has been accepted by the FDA and assigned a user fee goal date of March 30, 2005. For more information, see the Company’s press release, dated October 19, 2004, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.         Description

99.1                      Press release dated October 19, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.
By: /s/ Michael N. Avallone Name: Michael N. Avallone Title: Chief Financial Officer

Dated: October 19, 2004